UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2006

Power Integrations, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

(408) 414-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On June 15, 2006, Power Integrations, Inc. entered into a Confidential Resignation Agreement and General Release of Claims (“the “Agreement”) with John Cobb, Power Integration’s former Chief Financial Officer. Pursuant to the Agreement, among other things, Mr. Cobb confirmed his resignation as an officer and employee of Power Integrations, confirmed that he was not entitled to any severance benefits from Power Integrations, and agreed to release Power Integrations from any and all claims that Mr. Cobb may have against Power Integrations.

The Agreement is filed as an exhibit to this Current Report on Form 8-K, the full terms of which are incorporated by reference here.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Confidential Resignation Agreement and General Release of Claims, dated June 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Balu Balakrishman
Name:	Balu Balakrishman
Title:	President and Chief Executive Officer

Dated: June 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Confidential Resignation Agreement and General Release of Claims, dated June 15, 2006.